UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 25, 2007 (January 22, 2007)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(203) 504-1020
_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 19a-12 under the Exchange Act (17 CFR 240.19a-12)

[ ] Pre-commencement communications pursuant to Rule 19d-2(b) under the Exchange Act (17 CFR 240.19d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -- Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

The descriptions of the 2006-A Amendment and the 2006-B Amendment (each as defined below) set forth in Item 2.03 of this Report, are incorporated herein by reference.

Section 2 -- Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Aircastle Limited (“Aircastle” or the “Company”) and its subsidiary companies have entered into an amendment to an existing amended and restated credit facility and an existing revolving credit facility, as described below.

First Amendment to the Amended Credit Facility

Reference is made to the amended and restated credit agreement (the "Amended Credit Facility No. 2"), dated December 15, 2006, between certain affiliates of the Company and JPMorgan Chase Bank, N.A., Bear Stearns Corporate Lending Inc., and Citicorp North America Inc., providing for loans in an aggregate amount up to $1.0 billion. The Amended Credit Agreement was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed December 18, 2006, and is incorporated herein by reference.

On January 22, 2007,  the parties to the Amended Credit Facility No. 2 entered into an amendment to the Amended Credit Facility No. 2 (the "2006-A Amendment"), providing for an increase in the total revolving credit commitment to a principal amount of $1.25 billion effective until June 30, 2007 or, upon payment by us of a commitment fee, December 31, 2007. The total revolving credit commitment after such date, or if earlier upon closing of our next securitization, is $1.0 billion.

First Amendment to the Revolving Credit Facility

Reference is made to the senior revolving credit agreement (the "Revolving Credit Facility), dated December 15, 2006, between the Company and JPMorgan Chase Bank, N.A., Bear Stearns Corporate Lending Inc., and Citicorp North America Inc., providing for an aggregate amount of borrowings not to exceed $250.0 million. The Revolving Credit Facility was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K, filed December 18, 2006, and is incorporated herein by reference.

On January 22, 2007, the Company and the parties to the Revolving Credit Facility entered into an amendment to the Revolving Credit Facility (the "2006-B Amendment"), providing for an increase in the total revolving credit commitment to a principal amount of $450.0 million effective until March 31, 2007 or, upon payment by us of a commitment fee, December 31, 2007. The total revolving credit commitment after such date, or if earlier upon closing of an equity offering, is $250.0 million.

The foregoing summaries of certain provisions of the 2006-A Amendment and 2006-B Amendment are qualified in their entirety by reference to the complete 2006-A Amendment and 2006-B Amendment filed as Exhibits 10.1 and 10.2, respectively, hereto, each of which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10.1 First Amendment, dated as of January 22, 2007 to the Amended and Restated Credit Agreement (2006-A), dated as of December 15, 2006, by and among Aircastle Investment Holdings 2 Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Ireland No. 1 Limited, a limited liability company incorporated in Ireland, Aircastle Ireland No. 3 Limited, a limited liability company incorporated in Ireland, and certain Holdings Subsidiary Trusts and Holdings SPCs designated as Borrowing Affiliates, JPMorgan Chase Bank, N.A., as administrative agent and certain lenders from time to time parties thereto.

10.2  First Amendment, dated as of January 22, 2007 to the Credit Agreement (2006-B), dated as of December 15, 2006, by and among Aircastle Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Holding Corporation Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Ireland Holding Limited a limited liability company incorporated in Ireland, JPMorgan Chase Bank, N.A., as administrative agent and certain lenders from time to time parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and Secretary

Date: January 25, 2007

EXHIBIT INDEX

Exhibit Number  Exhibit

10.1
First Amendment, dated as of January 22, 2007 to the Amended and Restated Credit Agreement (2006-A), dated as of December 15, 2006, by and among Aircastle Investment Holdings 2 Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Ireland No. 1 Limited, a limited liability company incorporated in Ireland, Aircastle Ireland No. 3 Limited, a limited liability company incorporated in Ireland, and certain Holdings Subsidiary Trusts and Holdings SPCs designated as Borrowing Affiliates, JPMorgan Chase Bank, N.A., as administrative agent and certain lenders from time to time parties thereto.

10.2
First Amendment, dated as of January 22, 2007 to the Credit Agreement (2006-B), dated as of December 15, 2006, by and among Aircastle Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Holding Corporation Limited, an exempted company organized and existing under the laws of Bermuda, Aircastle Ireland Holding Limited a limited liability company incorporated in Ireland, JPMorgan Chase Bank, N.A., as administrative agent and certain lenders from time to time parties thereto.